Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

December 31, 2014

Equity One, Inc.
410 Park Avenue, Suite 1220
New York, NY 10022
(212) 796-1760
www.equityone.com

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2014
(unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4
Funds from Operations and Earnings Guidance Assumptions	5

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	6
Market Capitalization	7

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	8
Pro Forma Financial Information for Discontinued Operations	9
Net Operating Income	10
Adjusted Consolidated EBITDA	11
Funds from Operations	12-13
Additional Disclosures	14

Leasing Data
Tenant Concentration - Top Twenty-Five Tenants	15
Recent Leasing Activity	16
Shopping Center Lease Expiration Schedule	17

Property Data
Annual Minimum Rent of Operating Properties by State	18
Property Status Report	19-25
Real Estate Acquisitions and Dispositions	26-27
Real Estate Developments and Redevelopments	28

Debt Schedules
Debt Summary	29
Consolidated Debt Maturity Schedule	30
Consolidated Debt Summary	31-32

Unconsolidated Joint Venture Supplemental Data	33-35

EQUITY ONE, INC.
DISCLOSURES
As of December 31, 2014

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One, Inc. (the "company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which the company owns properties; the continuing financial success of the company’s current and prospective tenants; the risks that the company may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where the company owns properties; the success of the company's efforts to lease up vacant space; changes in key personnel; the effects of natural and other disasters; the ability of the company to successfully integrate the operations and systems of acquired companies and properties; changes in the company’s credit ratings; and other risks, which are described in the company’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The company’s Form 10-K should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in the company's financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. The company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for items it does not believe are representative of ongoing operating results. Given the nature of the company's business as a real estate owner and operator, it believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of its operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of its operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, the company believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to the company's ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the company’s financial performance.
Use of Funds from Operations and Net Operating Income as a Non-GAAP Financial Measure
The company believes Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular REITs. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” The company also believes that Recurring FFO is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The company makes certain adjustments to FFO, which it refers to as Recurring FFO, to account for items it does not believe are representative of ongoing operating results, including transaction costs associated with acquisition and disposition activity, impairment of goodwill and land held for development, severance and reorganization costs and gains (or losses) on the extinguishment of debt. The company believes that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from its FFO and Recurring FFO measures. The company's method of calculating FFO and Recurring FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
The company uses Net Operating Income (NOI), which is a non-GAAP financial measure, internally as a performance measure and believes NOI provides useful information to investors regarding the company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis. In this release, the company has provided NOI information on a same-property basis. Information provided on a same-property basis, unless otherwise noted, includes the results of properties that the company consolidated, owned and operated for the entirety of both periods being compared except for properties for which significant development or redevelopment occurred during either of the periods being compared.
FFO, Recurring FFO and same-property NOI are presented to assist investors in analyzing the company’s operating performance. Neither FFO, Recurring FFO nor same-property NOI (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating the company’s operating performance. The company believes net income attributable to Equity One is the most directly comparable GAAP financial measure to FFO and Recurring FFO while income from continuing operations before tax and discontinued operations is the most directly comparable GAAP financial measure to NOI. Reconciliations of these measures to their respective comparable GAAP measures have been provided in the accompanying tables.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three months and years ended December 31, 2014 and 2013 (unaudited)
(in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Summary Financial Results
Total revenue*	$86,553	$88,124	$353,342	$348,743
Adjusted Consolidated EBITDA* (see page 11)	$55,341	$55,379	$231,654	$226,591
Property net operating income* (see page 10)	$63,203	$62,446	$261,278	$250,438
General & administrative expenses (G&A)* - Adjusted (1)	$9,228	$9,191	$36,415	$35,292
Net income attributable to Equity One, Inc.	$6,725	$9,152	$48,897	$77,954
Earnings per diluted share	$0.05	$0.08	$0.39	$0.65
Funds from operations available to diluted common shareholders (FFO) (see page 12)	$33,885	$35,875	$157,924	$150,991
FFO per diluted common share (see page 13)	$0.25	$0.28	$1.20	$1.17
Recurring FFO (see page 12)	$40,240	$38,351	$167,651	$158,293
Recurring FFO per diluted common share (see page 13)	$0.30	$0.30	$1.28	$1.23
Total dividends paid per share	$0.22	$0.22	$0.88	$0.88
Weighted average diluted shares used in EPS computations	123,494	118,235	119,725	117,771
Weighted average diluted shares used in FFO computations (2)	134,852	129,593	131,083	129,129

Summary Operating and Financial Ratios
Consolidated shopping center portfolio occupancy at end of period (see pages 19-25)	95.0%	92.4%	95.0%	92.4%
Same-property shopping center portfolio occupancy at end of period	95.1%	93.7%	95.1%	93.7%
Same-property NOI growth - cash basis (see page 10) (3)	4.3%	2.9%	3.0%	3.1%
NOI margin (see page 10)	73.3%	71.8%	74.4%	72.4%
Expense recovery ratio* (4)	83.1%	84.3%	86.4%	84.8%
New, renewal and option rent spread - cash basis (see page 16) (5)	14.9%	49.0%	7.1%	23.0%
Adjusted G&A expense to total revenues (1)	10.7%	10.4%	10.3%	10.1%
Net debt to total market capitalization (see page 7)	27.3%	33.1%	27.3%	33.1%
Net debt to Adjusted Consolidated EBITDA* (see page 11)	5.9	6.6	5.6	6.5
Adjusted Consolidated EBITDA to interest expense* (see page 11)	3.6	3.2	3.6	3.3
Adjusted Consolidated EBITDA to fixed charges* (see page 11)	3.2	2.9	3.2	3.0

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended December 31, 2014 and 2013 deducts $620,000 and $2.2 million, respectively, for acquisition/disposition related expenses and reorganization and severance costs. G&A expenses for the years ended December 31, 2014 and 2013 deducts $4.8 million and $4.2 million, respectively, for acquisition/disposition related expenses and reorganization and severance costs.
(2) Weighted average diluted shares used to calculate FFO per share is higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by Liberty International Holdings Limited ("LIH") which are convertible into the company's common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same-property basis is provided for only those properties that the company consolidated, owned and operated for the entirety of both periods being compared, and excludes properties for which significant development or redevelopment occurred during either of the periods being compared.
(4) Excluding the reversal of $1.1 million in bad debt expense for certain historical real estate tax billings for which a settlement was reached with the tenants during the year ended December 31, 2014, the expense recovery ratio is 85.4%.
(5) Excluding the new anchor lease at Park Promenade, the company had rent spreads from new leases, renewals and options on a same-space basis of 8.7% for the year ended December 31, 2014. Excluding the lease with Barneys New York at 101 7th Avenue, rent spreads from new leases, renewals and options on a same space basis for the three months and year ended December 31, 2013 were 9.5% and 11.1%, respectively.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS AND EARNINGS GUIDANCE ASSUMPTIONS
As of December 31, 2014 (unaudited)

The company is introducing 2015 Recurring FFO guidance of $1.28 to $1.31 per diluted share. This guidance considers the impact of asset sales that have occurred during the past year and also reflects the year-over-year decline in FFO attributable to the anchor space at 101 7th Avenue, where we recognized $4.4 million in revenue in 2014 as part of recapturing the space occupied by Loehmann’s, but will not record any income from the new lease with Barneys New York until the first quarter of 2016. Recurring FFO excludes transaction costs, impairment charges, debt extinguishment gains/losses, gains/losses on disposal of assets, severance costs, costs pertaining to the company’s reorganization, and certain other income or charges. The 2015 guidance is based on the following key assumptions:

•	Increase in same-property NOI of 2.75% to 3.5%

•	Year-end 2015 same-property occupancy reaching 95.5% to 96.0%

•	Core acquisitions of $100 million

•	Joint venture acquisitions of $50 million to $100 million

•	Non-core dispositions of $50 million to $75 million

The following table provides a reconciliation of the range of estimated earnings per diluted share attributable to Equity One to estimated FFO and Recurring FFO per diluted share for the full year 2015:

	For the year ended December 31, 2015 (1)
	Low	High
Estimated earnings attributable to Equity One per diluted share	$0.59	$0.61
Adjustments:
Net adjustment for shares issuable to LIH and rounding	(0.05)	(0.05)
Rental property depreciation and amortization including pro rata share of joint ventures	0.66	0.67
Earnings attributed to a noncontrolling interest (2)	0.07	0.07

Estimated FFO per diluted share	1.27	1.30
Transaction costs and other	0.01	0.01
Estimated Recurring FFO per diluted share	$1.28	$1.31
____________________

(1)
Does not include possible gains or losses or the impact on operating results from unplanned future property acquisitions or unplanned dispositions, other possible capital markets activity or possible future impairment or severance charges.

(2)
Includes effect of distributions paid with respect to unissued shares held by a noncontrolling interest which are already included for purposes of calculating earnings attributable to Equity One per diluted share.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of December 31, 2014, 2013 and 2012 (unaudited)
(in thousands)

	December 31, 2014	December 31, 2013	December 31, 2012
Assets
Properties:
Income producing	$3,128,081	$3,153,131	$2,937,645
Less: accumulated depreciation	(381,533)	(354,166)	(297,736)
Income producing properties, net	2,746,548	2,798,965	2,639,909
Construction in progress and land held for development	161,872	104,464	108,711
Properties held for sale	—	13,404	268,184
Properties, net	2,908,420	2,916,833	3,016,804

Cash and cash equivalents (1)	27,719	36,495	27,858
Accounts and other receivables, net	11,859	12,872	13,426
Investments in and advances to unconsolidated joint ventures	89,218	91,772	72,171
Loans receivable, net	—	60,711	140,708
Goodwill	6,038	6,377	6,527
Other assets	218,971	229,599	225,174
Total assets	$3,262,225	$3,354,659	$3,502,668

Liabilities, redeemable noncontrolling interests and equity
Liabilities:
Mortgage notes payable	$311,778	$430,155	$425,755
Unsecured senior notes payable	731,136	731,136	731,136
Term loan	250,000	250,000	250,000
Unsecured revolving credit facilities	37,000	91,000	172,000
	1,329,914	1,502,291	1,578,891
Unamortized premium on notes payable, net	3,127	6,118	6,432
Total notes payable	1,333,041	1,508,409	1,585,323

Accounts payable and other liabilities	226,008	230,571	278,299
Deferred tax liability	12,567	11,764	12,016
Total liabilities	1,571,616	1,750,744	1,875,638

Redeemable noncontrolling interests	—	989	22,551

Total stockholders’ equity of Equity One, Inc.	1,483,420	1,395,183	1,396,726

Noncontrolling interests	207,189	207,743	207,753

Total liabilities, redeemable noncontrolling interests and equity	$3,262,225	$3,354,659	$3,502,668

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of December 31, 2014, 2013 and 2012 (unaudited)
(in thousands, except share data)

	December 31, 2014	December 31, 2013	December 31, 2012
Closing market price of common stock	$25.36	$22.44	$21.01
Common stock shares
Basic common shares	124,281.204	117,646.807	116,938.373
Diluted common shares
Unvested restricted common shares (treasury method, closing price)	154.213	123.775	119.442
DownREIT units (convertible into shares)	—	93.656	93.656
Common stock options (treasury method, closing price)	126.078	251.611	284.173
Long term incentive plan performance awards (treasury method, closing price)	66.820	911.263	213.006
Convertible CapCo Partnership Units	11,357.837	11,357.837	11,357.837
Diluted common shares	135,986.152	130,384.949	129,006.487

Equity market capitalization	$3,448,609	$2,925,838	$2,710,426

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,329,914	$1,502,291	$1,595,110
Cash and cash equivalents (2)	(27,719)	(36,495)	(27,858)
Net debt (1)	$1,302,195	$1,465,796	$1,567,252

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,329,914	$1,502,291	$1,595,110
Equity market capitalization	3,448,609	2,925,838	2,710,426
Total market capitalization	$4,778,523	$4,428,129	$4,305,536

Net debt to total market capitalization at applicable market price	27.3%	33.1%	36.4%

Gross real estate investments (3)	$3,289,953	$3,337,301	$3,482,806

Net debt to gross real estate investments	39.6%	43.9%	45.0%

(1) Includes $16.2 million of secured mortgage debt related to assets held for sale as of December 31, 2012.
(2) Includes restricted cash and cash held in escrow.
(3) Includes investments in mezzanine and mortgage loans receivable and the gross value of properties held for sale.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three months and years ended December 31, 2014 and 2013 (unaudited)
(in thousands, except per share data)

	Three months ended December 31,			Percent Change	Year ended December 31,			Percent Change
	2014	2013			2014	2013
REVENUE:
Minimum rent	$66,252	$64,210			$268,257	$248,086
Expense recoveries	19,137	20,602			77,640	77,499
Percentage rent	822	698			5,107	4,328
Management and leasing services	333	1,113			2,181	2,598
Total revenue	86,544	86,623		(0.1)%	353,185	332,511		6.2%
COSTS AND EXPENSES:
Property operating	22,974	23,761			89,493	89,647
Depreciation and amortization	21,230	22,181			101,345	87,266
General and administrative	9,864	11,395			41,174	39,514
Total costs and expenses	54,068	57,337		(5.7)%	232,012	216,427		7.2%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	32,476	29,286		10.9%	121,173	116,084		4.4%
OTHER INCOME AND EXPENSE:
Investment income	107	765			365	6,631
Equity in income (loss) of unconsolidated joint ventures	672	(118)			10,990	1,648
Other income	254	16			3,454	216
Interest expense	(15,185)	(17,285)			(64,031)	(68,145)
Amortization of deferred financing fees	(593)	(606)			(2,396)	(2,421)
Gain on sale of operating properties	3,371	—			14,029	—
(Loss) gain on extinguishment of debt	(3,824)	—			(2,750)	107
Impairment loss	(7,958)	(1,903)			(21,850)	(5,641)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	9,320	10,155			58,984	48,479
Income tax (provision) benefit of taxable REIT subsidiaries	(70)	123			(850)	484
INCOME FROM CONTINUING OPERATIONS	9,250	10,278		(10.0%)	58,134	48,963		18.7%
DISCONTINUED OPERATIONS:
Operations of income producing properties	(18)	1,118			(238)	5,769
(Loss) gain on disposal of income producing properties	(12)	2,915			3,222	39,587
Impairment loss	—	(2,135)			—	(4,976)
Income tax provision of taxable REIT subsidiaries	(4)	(38)			(27)	(686)
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(34)	1,860			2,957	39,694
NET INCOME	9,216	12,138		(24.1%)	61,091	88,657		(31.1%)
Net income attributable to noncontrolling interests - continuing operations	(2,491)	(2,524)			(12,206)	(10,209)
Net (income) loss attributable to noncontrolling interests - discontinued operations	—	(462)			12	(494)
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$6,725	$9,152		(26.5%)	$48,897	$77,954		(37.3%)
EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.05	$0.06			$0.37	$0.32
Discontinued operations	—	0.01			0.02	0.33
	$0.05	$0.08	*	(37.5%)	$0.39	$0.66	*	(40.9%)
EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.05	$0.06			$0.37	$0.32
Discontinued operations	—	0.01			0.02	0.33
	$0.05	$0.08	*	(37.5%)	$0.39	$0.65		(40.0%)
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	123,211	117,592			119,403	117,389
Diluted	123,494	118,235			119,725	117,771
* Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three months and years ended December 31, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended December 31,						Year ended December 31,
	2014			2013			2014			2013
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$66,252	$16	$66,268	$64,210	$1,377	$65,587	$268,257	$128	$268,385	$248,086	$12,452	$260,538
Expense recoveries	19,137	(7)	19,130	20,602	101	20,703	77,640	29	77,669	77,499	3,680	81,179
Percentage rent	822	—	822	698	23	721	5,107	—	5,107	4,328	100	4,428
Management and leasing services	333	—	333	1,113	—	1,113	2,181	—	2,181	2,598	—	2,598
Total revenue	86,544	9	86,553	86,623	1,501	88,124	353,185	157	353,342	332,511	16,232	348,743

COSTS AND EXPENSES:
Property operating	22,974	43	23,017	23,761	804	24,565	89,493	390	89,883	89,647	6,060	95,707
Depreciation and amortization	21,230	—	21,230	22,181	307	22,488	101,345	—	101,345	87,266	3,787	91,053
General and administrative	9,864	(16)	9,848	11,395	(12)	11,383	41,174	5	41,179	39,514	24	39,538
Total costs and expenses	54,068	27	54,095	57,337	1,099	58,436	232,012	395	232,407	216,427	9,871	226,298

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	32,476	(18)	32,458	29,286	402	29,688	121,173	(238)	120,935	116,084	6,361	122,445

OTHER INCOME AND EXPENSE:
Investment income	107	—	107	765	348	1,113	365	—	365	6,631	351	6,982
Equity in income (loss) of unconsolidated joint ventures	672	—	672	(118)	—	(118)	10,990	—	10,990	1,648	—	1,648
Other income	254	—	254	16	—	16	3,454	—	3,454	216	1	217
Interest expense	(15,185)	—	(15,185)	(17,285)	(176)	(17,461)	(64,031)	—	(64,031)	(68,145)	(806)	(68,951)
Amortization of deferred financing fees	(593)	—	(593)	(606)	—	(606)	(2,396)	—	(2,396)	(2,421)	—	(2,421)
Gain on sale of operating properties	3,371	(12)	3,359	—	2,915	2,915	14,029	3,222	17,251	—	39,587	39,587
(Loss) gain on extinguishment of debt	(3,824)	—	(3,824)	—	544	544	(2,750)	—	(2,750)	107	(138)	(31)
Impairment loss	(7,958)	—	(7,958)	(1,903)	(2,135)	(4,038)	(21,850)	—	(21,850)	(5,641)	(4,976)	(10,617)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	9,320	(30)	9,290	10,155	1,898	12,053	58,984	2,984	61,968	48,479	40,380	88,859
Income tax (provision) benefit of taxable REIT subsidiaries	(70)	(4)	(74)	123	(38)	85	(850)	(27)	(877)	484	(686)	(202)
INCOME FROM CONTINUING OPERATIONS	9,250	(34)	9,216	10,278	1,860	12,138	58,134	2,957	61,091	48,963	39,694	88,657
DISCONTINUED OPERATIONS:
Operations of income producing properties	(18)	18	—	1,118	(1,118)	—	(238)	238	—	5,769	(5,769)	—
(Loss) gain on disposal of income producing properties	(12)	12	—	2,915	(2,915)	—	3,222	(3,222)	—	39,587	(39,587)	—
Impairment loss	—	—	—	(2,135)	2,135	—	—	—	—	(4,976)	4,976	—
Income tax provision of taxable REIT subsidiaries	(4)	4	—	(38)	38	—	(27)	27	—	(686)	686	—
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(34)	34	—	1,860	(1,860)	—	2,957	(2,957)	—	39,694	(39,694)	—
NET INCOME	9,216	—	9,216	12,138	—	12,138	61,091	—	61,091	88,657	—	88,657
Net income attributable to noncontrolling interests - continuing operations	(2,491)	—	(2,491)	(2,524)	(462)	(2,986)	(12,206)	12	(12,194)	(10,209)	(494)	(10,703)
Net (income) loss attributable to noncontrolling interests - discontinued operations	—	—	—	(462)	462	—	12	(12)	—	(494)	494	—
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$6,725	$—	$6,725	$9,152	$—	$9,152	$48,897	$—	$48,897	$77,954	$—	$77,954

EQUITY ONE, INC.
NET OPERATING INCOME
For the three months and years ended December 31, 2014 and 2013 (unaudited)
(in thousands, except number of properties)

	Three months ended December 31,		Percent Change	Year ended December 31,		Percent Change
	2014	2013		2014	2013
Total net operating income (1)
Total rental revenue	$86,220	$87,011	(0.9%)	$351,161	$346,145	1.4%
Property operating expenses	23,017	24,565	(6.3%)	89,883	95,707	(6.1%)
Net operating income	$63,203	$62,446	1.2%	$261,278	$250,438	4.3%

NOI margin (NOI / Total rental revenue)	73.3%	71.8%		74.4%	72.4%

Same-property cash NOI (2) (3)
Minimum rent	$50,459	$48,844		$196,245	$191,400
Expense recoveries	16,554	16,397		65,760	63,996
Percentage rent	755	585		4,269	3,545
Total rental revenue	$67,768	$65,826	3.0%	$266,274	$258,941	2.8%

Recoverable operating expenses (4)	$19,796	$19,357		$78,546	$75,768
Non-recoverable operating expenses	758	929		2,792	2,708
Bad debt expense	178	464		562	1,428
Total property operating expenses	20,732	20,750	(0.1%)	81,900	79,904	2.5%
Same-property cash net operating income	$47,036	$45,076	4.3%	$184,374	$179,037	3.0%
Growth in same-property NOI	4.3%			3.0%

Same-property physical occupancy (3)	94.8%	91.9%		94.8%	91.9%
NOI same-property pool leased occupancy (3)	95.2%	93.6%		95.2%	93.7%

Number of properties included in analysis (3)	98			96

(1) Amounts included in discontinued operations have been included for purposes of this presentation of NOI. NOI is presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below-market rents, lease termination fees, prior year expense recovery adjustments and other items that affect the comparability of the same-property results, if any.
(3) The same-property pool for both NOI and occupancy includes only those properties that the company consolidated, owned and operated for the entirety of both periods being compared and excludes properties for which significant development or redevelopment occurred during either of the periods being compared.
(4) Recoverable operating expenses include intercompany management fee expense that is eliminated in the presentation of the company's consolidated results.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - ADJUSTED CONSOLIDATED EBITDA
For the three months and years ended December 31, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Net income	$9,216	$12,138	$61,091	$88,657
Depreciation and amortization	21,230	22,488	101,345	91,053
Interest expense	15,185	17,461	64,031	68,951
Amortization of deferred financing fees	593	606	2,396	2,421
Loss (gain) on extinguishment of debt	3,824	(544)	2,750	31
Acquisition/disposition costs	228	1,713	2,041	3,350
Reorganization and severance costs (1)	392	479	2,723	896
Impairment loss	7,958	4,038	21,850	10,617
Gain on sale of operating properties	(3,359)	(2,915)	(17,251)	(39,587)
Gain on sale of joint venture property (2)	—	—	(7,392)	—
Gain from fair value adjustment of equity interest in joint venture (3)	—	—	(2,807)	—
Income tax provision (benefit) of taxable REIT subsidiaries	74	(85)	877	202
Adjusted Consolidated EBITDA	$55,341	$55,379	$231,654	$226,591

Interest expense	$15,185	$17,461	$64,031	$68,951

Adjusted Consolidated EBITDA to interest expense	3.6	3.2	3.6	3.3

Fixed charges
Interest expense	$15,185	$17,461	$64,031	$68,951
Scheduled principal amortization (4)	2,004	1,967	7,942	7,532
Total fixed charges	$17,189	$19,428	$71,973	$76,483

Adjusted Consolidated EBITDA to fixed charges	3.2	2.9	3.2	3.0

Net Debt to Adjusted Consolidated EBITDA (5)	5.9	6.6	5.6	6.5

Amounts reported above include discontinued operations.
(1) Includes the effect of the modification and acceleration of share-based compensation expense associated with the company's CEO transition, as well as, severance, bonus payments and other costs associated with reorganizational changes.
(2) In January 2014, the property held by Vernola Marketplace JV, LLC was sold for $49.0 million, including the assumption of the existing mortgage of $22.9 million by the buyer. The joint venture recognized a gain of $14.7 million on the sale, of which the company's proportionate share was $7.4 million, including $1.6 million attributable to a noncontrolling interest, which is included in equity in income of unconsolidated joint ventures in the company's condensed consolidated statement of income for the year ended December 31, 2014.
(3) In January 2014, the company acquired Rockwood Capital's and Vestar Development Company's interests in Talega Village Center JV, LLC, the owner of Talega Village Center, a 102,000 square foot grocery-anchored shopping center located in San Clemente, California, for an additional equity investment of $6.2 million. Immediately prior to acquisition, the company remeasured the fair value of its equity interest in the joint venture and recognized a gain of $2.8 million, including $561,000 attributable to a noncontrolling interest, which is included in other income in the company's condensed consolidated statement of income for the year ended December 31, 2014.
(4) Excludes balloon payments upon maturity.
(5) Adjusted Consolidated EBITDA for the period has been annualized.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS
For the three months and years ended December 31, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013

Net income attributable to Equity One, Inc.	$6,725	$9,152	$48,897	$77,954
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	20,924	22,226	100,130	90,097
Pro-rata share of real estate depreciation and amortization from unconsolidated joint ventures	1,045	1,081	4,186	4,283
Gain on disposal of depreciable assets, net of tax (1)	(3,036)	(2,406)	(16,898)	(37,877)
Pro-rata share of gain on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest (2)	—	—	(8,007)	—
Impairments of depreciable real estate, net of tax (1)	5,728	3,323	19,620	6,538
Funds From Operations	31,386	33,376	147,928	140,995
Earnings attributed to noncontrolling interest (3)	2,499	2,499	9,996	9,996
Funds From Operations Available to Diluted Common Shareholders	33,885	35,875	157,924	150,991
Transaction costs associated with acquisition and disposition activity, net of tax (1)	228	2,288	2,041	3,925
Impairment of goodwill and land held for development	2,230	715	2,230	3,373
Reorganization and severance costs (4)	392	479	2,723	896
Loss (gain) on debt extinguishment, net of tax (1)	3,824	(544)	3,082	31
Gain on land and outparcel sales, net of controlling interests (1)	(319)	(462)	(349)	(923)
Recurring Funds From Operations Available to Diluted Common Shareholders	$40,240	$38,351	$167,651	$158,293

(1) Includes amounts classified as discontinued operations.
(2) Includes the remeasurement of the fair value of the company's equity interest in Talega Village Center JV, LLC, the owner of Talega Village Center, of $2.2 million, net of the related noncontrolling interest, for the year ended December 31, 2014. See footnote 4 on page 11.
(3) Represents earnings attributed to convertible units held by LIH. Although these convertible units are excluded from the calculation of earnings per diluted share, FFO available to diluted shareholders includes earnings allocated to LIH, as the inclusion of these units is dilutive to FFO per diluted share.
(4) Includes the effect of the modification and acceleration of share-based compensation expense associated with the company's CEO transition, as well as, severance, bonus payments and other costs associated with reorganizational changes.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS
For the three months and years ended December 31, 2014 and 2013 (unaudited)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Earnings per diluted share attributable to Equity One, Inc.	$0.05	$0.08	$0.39	$0.65
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.15	0.17	0.76	0.70
Earnings attributed to noncontrolling interest (1)	0.02	0.02	0.08	0.08
Net adjustment for rounding and earnings attributable to unvested shares (2)	—	(0.01)	(0.02)	(0.05)
Pro-rata share of real estate depreciation and amortization from unconsolidated joint ventures	0.01	0.01	0.03	0.03
Gain on disposal of depreciable assets, net of tax	(0.02)	(0.02)	(0.13)	(0.29)
Pro-rata share of gain on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest	—	—	(0.06)	—
Impairments of depreciable real estate, net of tax	0.04	0.03	0.15	0.05
Funds From Operations per Diluted Common Share	$0.25	$0.28	$1.20	$1.17

Funds From Operations per Diluted Share	$0.25	$0.28	$1.20	$1.17
Transaction costs associated with acquisition and disposition activity, net of tax	—	0.02	0.02	0.03
Impairment of goodwill and land held for development	0.02	0.01	0.02	0.02
Reorganization and severance costs	—	—	0.02	0.01
Loss (gain) on debt extinguishment, net of tax	0.03	(0.01)	0.02	—
Recurring Funds From Operations per Diluted Common Share	$0.30	$0.30	$1.28	$1.23
Weighted average diluted shares (in thousands) (3)	134,852	129,593	131,083	129,129

(1) Represents earnings attributed to convertible units held by LIH, which have been excluded for purposes of calculating earnings per diluted share. The computation of FFO and Recurring FFO include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for earnings allocated to unvested shares and shares issuable to LIH and for the rounding of the individual calculations.
(3) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share is higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into the company's common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three months and years ended December 31, 2014 and 2013 (unaudited)
(in thousands)

	Three months ended December 31,		Year ended December 31,
	2014	2013	2014	2013
Certain non-cash items:
Amortization of deferred financing fees	$593	$606	$2,396	2,421
Accretion of below-market lease intangibles, net	3,216	3,565	18,870	12,904
Share-based compensation expense	1,917	1,521	7,267	6,173
Straight-line rent	994	517	3,788	2,344
Capitalized interest	1,345	627	4,969	2,863
Amortization of premium on notes payable, net	513	596	2,400	2,478

Capital expenditures:
Tenant improvements and allowances	$6,828	$5,553	$20,297	$14,374
Leasing commissions and costs	1,804	3,238	8,095	9,370
Developments	5,614	8,632	32,795	22,635
Redevelopments	17,615	7,784	41,836	23,767
Maintenance capital expenditures	5,269	3,569	10,959	6,701
Total capital expenditures	$37,130	$28,776	$113,982	$76,847

	December 31, 2014	December 31, 2013
Other assets:
Lease intangible assets, net	$106,064	$117,200
Leasing commissions, net	39,141	38,296
Prepaid expenses and other receivables	26,880	26,763
Straight-line rent receivables, net	24,412	21,490
Deferred financing costs, net	9,322	8,347
Deposits and mortgage escrow	6,356	7,763
Furniture, fixtures and equipment, net	3,809	4,406
Fair value of interest rate swaps	681	2,944
Deferred tax asset	2,306	2,390
Total other assets	$218,971	$229,599

Accounts payable and other liabilities:
Lease intangible liabilities, net	$157,486	$167,777
Prepaid rent	9,607	9,450
Fair value of interest rate swaps	952	—
Accounts payable and other	57,963	53,344
Total accounts payable and other liabilities	$226,008	$230,571

Cash and Maximum Available Under Lines of Credit as of 12/31/14:
Cash and cash equivalents - unrestricted	$27,469
Available under lines of credit	605,000
Total Available Funds	$632,469

EQUITY ONE, INC.
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of December 31, 2014 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Albertsons / Shaw's / Star Market / Safeway / Vons	11	B2/B-	659,395	4.5%	$12,110,390	4.7%	$18.37	2.8
Publix	25	N/A	1,046,045	7.1%	8,165,476	3.2%	7.81	6.6
L.A. Fitness	8	B2/B	356,609	2.4%	6,456,405	2.5%	18.10	7.8
Food Emporium / Pathmark	2	N/A	88,018	0.6%	5,528,860	2.2%	62.82	12.2
TJ Maxx / Homegoods / Marshalls	12	A3/A+	342,331	2.3%	5,515,417	2.2%	16.11	4.8
Bed Bath & Beyond / Cost Plus	12	Baa1/A-	360,719	2.5%	5,071,137	2.0%	14.06	3.1
Barneys New York	1	Caa3/N/A	56,870	0.4%	4,500,000	1.8%	79.13	22.6
CVS Pharmacy	13	Baa1/BBB+	156,817	1.1%	4,013,476	1.6%	25.59	8.9
Sports Authority	4	B3/N/A	108,391	0.7%	3,753,410	1.5%	34.63	6.9
The Gap / Old Navy	7	Baa3/BBB-	115,187	0.8%	3,723,148	1.5%	32.32	6.6
Office Depot / Office Max	8	B2/B-	208,226	1.4%	3,288,325	1.3%	15.79	2.2
Costco	1	A1/A+	148,295	1.0%	3,114,245	1.2%	21.00	4.7
Staples	7	Baa2/BBB-	144,726	1.0%	2,724,669	1.1%	18.83	3.5
Trader Joe's	6	N/A	70,487	0.5%	2,431,722	0.9%	34.50	7.5
Dick's Sporting Goods	1	N/A	83,777	0.6%	2,246,886	0.9%	26.82	10.1
The Container Store	2	B2/B	49,661	0.3%	2,174,212	0.8%	43.78	7.7
Best Buy	4	Baa2/BB	142,831	1.0%	2,104,708	0.8%	14.74	1.4
Walgreens	6	Baa2/BBB	98,522	0.7%	2,014,815	0.8%	20.45	28.1
Winn Dixie	6	N/A	273,439	1.9%	1,998,542	0.8%	7.31	1.7
Wal-Mart	2	Aa2/AA	154,516	1.1%	1,964,575	0.8%	12.71	5.9
Nordstrom	2	Baa1/A-	75,418	0.5%	1,958,780	0.8%	25.97	6.7
Target	1	A2/A	160,346	1.1%	1,924,152	0.8%	12.00	3.6
Academy Sports	3	N/A	193,603	1.3%	1,911,559	0.7%	9.87	11.9
Wells Fargo	13	A2/A+	50,485	0.3%	1,892,083	0.7%	37.48	5.2
Kroger	6	Baa2/BBB	270,650	1.8%	1,862,807	0.7%	6.88	3.6

Total top twenty-five tenants	163		5,415,364	36.9%	$92,449,799	36.3%	$17.07	7.1
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.
(1) Ratings as of December 31, 2014. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options and executed renewals prior to commencement of renewal term. Total top twenty-five tenants is weighted based on annualized minimum rent.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months and year ended December 31, 2014 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same-Space Leases	Same-Space Sq. Ft.	Prior Rent PSF (2)	New Rent PSF (2)	Rent Spread (1)	Same-Space TIs & Landlord Costs PSF (3)
Three months ended December 31, 2014:
New Leases (1)	54	217,819	32	98,798	$18.27	$20.51	12.3%	$37.45
Renewals & Options (6)	53	216,800	53	216,800	$18.92	$21.94	16.0%	$1.70
Total New, Renewals & Options	107	434,619	85	315,598	$18.72	$21.50	14.9%	$12.89

Year ended December 31, 2014: (4)
New Leases (1)(5)	187	789,932	118	359,672	$18.17	$18.67	2.8%	$20.03
Renewals & Options (6)	261	1,386,400	260	1,379,800	$15.66	$16.97	8.4%	$0.69
Total New, Renewals & Options (5)	448	2,176,332	378	1,739,472	$16.18	$17.32	7.1%	$4.69

Note: Prior rent and new rent are presented on a “cash basis,” not on a straight-line basis. Excludes unconsolidated joint venture properties and non-retail properties.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Prior rent per square foot and new rent per square foot is computed on a weighted average basis by lease.
(3) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(4) Rent spreads for the year ended December 31, 2014 exclude leases signed in previous periods for properties that were subsequently sold.
(5) Excluding the new anchor lease at Park Promenade, the company had rent spreads from new leases of 9.9% on a same-space basis, and rent spreads from new leases, renewals and options of 8.7% on a same-space basis for the year ended December 31, 2014. Excluding the new anchor lease at Park Promenade, same-space tenant improvements per square foot for new leases were $23.19 for the year ended December 31, 2014.
(6) The spread on negotiated renewals, excluding automatic renewal options, was 16.7% and 10.9% for the three months and year ended December 31, 2014, respectively.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of December 31, 2014 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	3	66,217	0.7%	$14.43	86	168,160	3.8%	$22.50	89	234,377	1.8%	$20.22
2015	38	1,017,873	11.7%	8.53	260	618,768	14.0%	22.51	298	1,636,641	12.5%	13.82
2016	43	1,560,876	17.9%	12.62	270	589,132	13.3%	27.28	313	2,150,008	16.4%	16.64
2017	33	969,676	11.1%	13.70	306	619,698	14.0%	28.20	339	1,589,374	12.1%	19.35
2018	24	781,799	9.0%	12.00	167	444,361	10.1%	28.87	191	1,226,160	9.3%	18.11
2019	33	1,537,925	17.6%	10.50	185	502,145	11.4%	27.44	218	2,040,070	15.5%	14.67
2020	12	354,337	4.1%	14.64	69	162,803	3.7%	29.97	81	517,140	3.9%	19.47
2021	10	182,749	2.1%	19.01	38	112,244	2.5%	39.59	48	294,993	2.2%	26.84
2022	14	432,286	4.9%	14.98	42	140,093	3.2%	36.07	56	572,379	4.4%	20.14
2023	15	332,283	3.8%	24.33	36	114,988	2.6%	42.93	51	447,271	3.4%	29.11
Thereafter	46	1,436,431	16.5%	18.85	103	342,683	7.8%	35.84	149	1,779,114	13.5%	22.12
Sub-total / Avg.	271	8,672,452	99.4%	13.66	1,562	3,815,075	86.4%	28.69	1,833	12,487,527	95.0%	18.25
Vacant	3	50,935	0.6%	N/A	305	601,796	13.6%	N/A	308	652,731	5.0%	N/A
Total / Avg.	274	8,723,387	100.0%	N/A	1,867	4,416,871	100.0%	N/A	2,141	13,140,258	100.0%	N/A
Note: The above schedule excludes properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY STATE
As of December 31, 2014 (unaudited)

State	# of Properties	Total SF	AMR	% of AMR
South Florida	35	4,441,707	$67,485,855	31.2%
North Florida	17	1,886,187	22,251,007	10.2%
Total Florida	52	6,327,894	89,736,862	41.4%
California	10	2,131,709	47,411,834	21.9%
Connecticut	8	983,845	19,303,820	8.9%
New York	5	576,910	18,914,015	8.7%
Georgia	9	983,364	14,843,353	6.9%
Massachusetts	7	602,929	11,214,997	5.2%
Louisiana	7	883,066	8,491,820	3.9%
Maryland	1	214,030	3,825,195	1.8%
North Carolina	3	436,511	2,809,615	1.3%

Total	102	13,140,258	$216,551,511	100.0%

Note: The above schedule excludes properties under development/redevelopment, non-retail properties and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
FLORIDA
SOUTH FLORIDA
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed, Bath & Beyond / DSW	$27.65
Bird Ludlum	Miami	1988 / 1998	191,993	94.6%	44	6	44,400	Winn-Dixie	12/30/2017	CVS Pharmacy / Goodwill	$21.05
Bluffs Square	Jupiter	1986	123,917	81.5%	23	8	39,795	Publix	10/22/2016	Walgreens	$13.42
Cashmere Corners	Port St. Lucie	2001	89,234	94.1%	13	3	61,448	Albertsons*	4/30/2025		$7.98
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.79
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	86.7%	13	4				Walgreens	$28.34
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.8%	38	10	39,795	Publix	12/4/2015	Stein Mart	$14.57
Crossroads Square	Pembroke Pines	1973	81,587	89.1%	17	6				CVS Pharmacy / Goodwill / Party City	$18.81
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,438	89.2%	27	7	50,032	Publix	12/5/2019	Beall’s Outlet	$14.48
Hammocks Town Center	Miami	1987 / 1993	183,834	98.5%	36	2	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky's Gym	$15.87
Homestead (2)	Homestead	2014	4,580	100.0%	1	—					$21.83
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	11	—					$22.02
Lago Mar	Miami	1995	82,613	95.8%	16	2	42,323	Publix	9/13/2015	You Fit Health Club	$14.05
Lantana Village	Lantana	1976 / 1999	181,780	97.6%	22	3	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.60
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.5%	14	3				Regal Cinemas / Deal$	$12.36
Pavilion	Naples	1982 / 2001 / 2011	167,745	88.6%	32	9				Paragon Theaters / L.A. Fitness / Paradise Wine	$18.38
Pine Island	Davie	1999	255,818	93.9%	38	6	39,943	Publix	11/30/2018	Burlington Coat Factory / Staples / You Fit Health Club	$13.69
Pine Ridge	Coral Springs	1986 / 1998 / 2013	117,744	96.8%	22	2	17,441	The Fresh Market	7/31/2019	Ulta Beauty / Bed, Bath & Beyond / Marshalls	$16.33
Point Royale	Miami	1970 / 2000	181,381	97.0%	23	4	45,350	Winn-Dixie	2/15/2020	Best Buy / Pasteur Medical	$12.90
Prosperity Centre	Palm Beach Gardens	1993	123,614	96.7%	10	1				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$18.63

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

												Average
			Year	Total		Number		Supermarket anchor				in-place
			Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property		City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Ridge Plaza		Davie	1984 / 1999	155,204	96.3%	19	4				Paragon Theaters / Kabooms / United Collection / Round Up / Goodwill	$12.86
Salerno Village		Stuart	1987	4,800	100.0%	1	—					$14.38
Sawgrass Promenade		Deerfield Beach	1982 / 1998	107,092	89.8%	20	5	36,464	Publix	12/15/2019	Walgreens / Dollar Tree	$11.52
Sheridan Plaza		Hollywood	1973 / 1991	508,455	96.9%	56	7	65,537	Publix	10/9/2016	Kohl's / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$16.35
Shoppes of Oakbrook		Palm Beach Gardens	1974 / 2000 / 2003	200,448	97.3%	25	4	44,400	Publix	11/30/2020	Stein Mart / Homegoods* (Tuesday Morning) / CVS Pharmacy / Bassett Furniture / Duffy's	$15.04
Shoppes of Silverlakes		Pembroke Pines	1995 / 1997	126,789	89.7%	31	6	47,814	Publix	6/14/2015	Goodwill	$17.33
Shops at Skylake		North Miami Beach	1999 / 2005 / 2006	287,168	97.2%	47	3	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$20.06
Shops at St. Lucie		Port St. Lucie	2006	27,363	75.4%	8	3					$21.11
Tamarac Town Square		Tamarac	1987	124,585	87.7%	29	10	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$12.22
Waterstone		Homestead	2005	61,000	100.0%	9	—	45,600	Publix	7/31/2025		$15.24
West Bird		Miami	1977 / 2000	99,864	96.9%	27	1	37,949	Publix	8/31/2020	CVS Pharmacy	$16.70
West Lake Plaza		Miami	1984 / 2000	100,747	95.3%	26	1	46,216	Winn-Dixie	5/22/2016	CVS Pharmacy	$14.85
Westport Plaza		Davie	2002	49,533	96.6%	9	1	27,887	Publix	11/30/2022		$18.07
Young Circle		Hollywood	1962 / 1997	64,574	95.5%	8	1	23,124	Publix	11/30/2016	Walgreens	$15.59
TOTAL SHOPPING CENTERS SOUTH FLORIDA (35)				4,441,707	94.3%	730	122	923,970				$16.11

NORTH FLORIDA
Alafaya Village	NF	Orlando	1986	38,118	77.2%	13	3					$21.09
Atlantic Village (4)	NF	Atlantic Beach	1984 / 1996 / 2014	104,687	97.1%	25	3				L.A. Fitness / Jo-Ann Fabric	$15.48
Beauclerc Village	NF	Jacksonville	1962 / 1988	68,846	93.1%	7	4				Big Lots / Goodwill / Beall's Outlet	$9.73
Charlotte Square	NF	Port Charlotte	1980	96,626	72.4%	13	12				Seafood Buffet / Walmart	$9.29
Ft. Caroline	NF	Jacksonville	1985 / 1995	77,185	100.0%	7	—	45,500	Winn-Dixie	5/31/2020	Citi Trends	$7.32
Glengary Shoppes	NF	Sarasota	1995	92,844	100.0%	6	—				Best Buy / Barnes & Noble	$20.64

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

												Average
			Year	Total		Number		Supermarket anchor				in-place
			Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property		City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Mandarin Landing	NF	Jacksonville	1976	139,580	90.2%	23	6	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.90
Old Kings Commons	NF	Palm Coast	1988	84,759	97.4%	14	2				Staples / Beall's Outlet / Planet Fitness	$9.92
Pablo Plaza	NF	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	77.0%	15	14	34,400	Publix* (Office Depot)	11/30/2018	Marshalls / HomeGoods	$11.55
Park Promenade	NF	Orlando	1987 / 2000	128,848	93.3%	17	6				Innovation Charter School / Dollar General / Rose's	$6.45
Ryanwood	NF	Vero Beach	1987	114,925	82.5%	20	12	39,795	Publix	3/23/2017	Beall's Outlet / Books-A-Million	$11.20
South Beach	NF	Jacksonville Beach	1990 / 1991	307,873	96.6%	35	7	12,517	Trader Joe's	10/31/2024	Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$13.32
South Point Center	NF	Vero Beach	2003	64,790	92.4%	11	4	44,840	Publix	11/30/2023		$15.97
Sunlake	NF	Tampa	2008	97,546	89.0%	20	6	47,000	Publix	12/31/2028		$19.45
Town & Country	NF	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.21
Treasure Coast	NF	Vero Beach	1983	133,779	99.5%	23	1	61,450	Publix	7/31/2026	TJ Maxx	$13.67
Unigold Shopping Center	NF	Winter Park	1987	114,127	91.2%	17	7	52,500	Winn-Dixie	4/30/2017	You Fit	$11.61
TOTAL SHOPPING CENTERS NORTH FLORIDA (17)				1,886,187	91.4%	277	90	440,885				$12.91

TOTAL SHOPPING CENTERS FLORIDA (52)				6,327,894	93.4%	1,007	212	1,364,855				$15.18

CALIFORNIA
Circle Center West		Long Beach	1989	64,364	97.8%	15	1				Marshalls	$21.18
Culver Center		Culver City	1950 / 2000	216,646	97.1%	31	2	36,578	Ralph’s	10/31/2015	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$28.74
Marketplace Shopping Center		Davis	1990	111,156	99.1%	22	1	35,018	Safeway	7/31/2019	Petco / CVS Pharmacy	$23.13
Plaza Escuela		Walnut Creek	2002	153,565	98.8%	22	1				Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority / Uniqlo	$43.42
Pleasanton Plaza (2)		Pleasanton	1981	163,469	92.6%	18	5				JC Penney / Cost Plus / Design's School of Cosmetology / Office Max	$12.24
Potrero		San Francisco	1968 / 1997	226,642	99.9%	26	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$30.19
Ralph's Circle Center		Long Beach	1983	59,837	100.0%	12	—	35,022	Ralph’s	11/30/2025		$17.50

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Serramonte	Daly City	1968	882,938	97.3%	95	10				Macy's / JC Penney / Target / Daiso / H&M / Forever 21 / Uniqlo / Dick's Sporting Goods /Crunch Gym	$19.28
Talega Village Center (2)	San Clemente	2007	102,270	97.7%	24	2	46,000	Ralph's	12/31/2027		$20.01
Von’s Circle Center	Long Beach	1972	150,822	98.9%	23	1	51,855	Von’s	7/31/2022	Rite Aid / Ross	$17.34
TOTAL SHOPPING CENTERS CALIFORNIA (10)			2,131,709	97.6%	288	24	264,039				$22.78

CONNECTICUT
Brookside Plaza	Enfield	1985 / 2006	214,030	95.3%	25	1	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples / Petsmart	$13.91
Compo Acres	Westport	1960 / 2011	42,796	100.0%	15	—	11,731	Trader Joe’s	2/28/2022		$47.78
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl's / Rite Aid	$13.71
Darinor Plaza	Norwalk	1978	153,135	100.0%	14	—				Kohl's / Old Navy / Party City	$17.86
Danbury Green	Danbury	1985 / 2006	124,095	100.0%	11	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW / Danbury Hilton Garden Inn	$21.67
Post Road Plaza	Darien	1978	20,005	100.0%	4	—	8,487	Trader Joe's	8/31/2017		$45.02
Southbury Green	Southbury	1979 / 2002	156,215	94.5%	21	3	60,113	ShopRite	7/31/2022	Staples	$21.74
The Village Center (2)	Westport	1969-1973 / 2009-2010	89,041	77.5%	19	8	22,052	The Fresh Market	10/31/2024		$34.15
TOTAL SHOPPING CENTERS CONNECTICUT (8)			983,845	96.1%	118	12	232,896				$20.42

NEW YORK
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	4/30/2023		$106.86
90-30 Metropolitan	Queens	2007	59,815	100.0%	5	—	12,898	Trader Joe's	1/31/2023	Staples / Michael’s	$30.03
1225-1239 Second Avenue	Manhattan	1964 / 1987	18,474	91.3%	4	2				CVS Pharmacy	$103.56
Clocktower Plaza	Queens	1985 / 1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$45.10
Westbury Plaza	Westbury	1993 / 2004	394,451	100.0%	12	—				Costco / Marshalls / Sports Authority / Walmart / Olive Garden / Thomasville Furniture	$23.09
TOTAL SHOPPING CENTERS NEW YORK (5)			576,910	99.7%	30	2	100,916				$32.88

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
GEORGIA
BridgeMill	Canton	2000	89,102	89.0%	23	6	37,888	Publix	1/31/2020		$16.24
Buckhead Station	Atlanta	1996	233,511	100.0%	14	—				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta Beauty / Nordstrom Rack	$21.64
Chastain Square	Atlanta	1981 / 2001	91,637	98.9%	25	1	37,366	Publix	5/31/2024		$19.42
Hairston Center	Decatur	2000	13,000	69.2%	5	3					$12.19
Hampton Oaks	Fairburn	2009	20,842	53.8%	5	6					$11.17
McAlpin Square	Savannah	1979	173,952	97.6%	23	2	43,600	Kroger	8/31/2015	Big Lots / Habitat for Humanity / Savannah-Skidaway	$8.20
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	—	55,520	Kroger	5/31/2015	Cost Plus Store / Binders Art Supplies	$19.99
Wesley Chapel	Decatur	1989	164,153	84.6%	19	10	32,000	Little Giant	6/30/2019	Everest Institute* / Deal$ / Planet Fitness	$8.47
Williamsburg at Dunwoody	Dunwoody	1983	44,928	92.6%	24	3					$21.48
TOTAL SHOPPING CENTERS GEORGIA (9)			983,364	94.2%	166	31	206,374				$16.02

MASSACHUSETTS
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s *	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw's	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$24.95
Webster Plaza	Webster	1963 / 1998	201,425	95.2%	13	2	56,766	Shaw’s *	2/28/2023	Kmart	$7.11
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,366	94.9%	10	3	54,928	Shaw's	1/2/2016		$29.09
TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,929	97.8%	29	5	434,532				$19.03

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
LOUISIANA
Ambassador Row	Lafayette	1980 / 1991	194,678	84.3%	25	1				Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics / Tuesday Morning	$11.01
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	149,454	95.6%	20	3				Bed Bath & Beyond / Marshall's / Hancock Fabrics / Tuesday Morning / Cost Plus	$10.74
Bluebonnet Village	Baton Rouge	1983	101,585	99.8%	23	3	33,387	Matherne’s	11/30/2020	Office Depot	$12.57
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Tuesday Morning	$10.14
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	6/30/2020	Fred's Store	$4.39
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	100.0%	7	—				Burke's Outlet / Harbor Freight Tools / Fred's Store / Ideal Market	$6.32
Siegen Village	Baton Rouge	1988	170,416	100.0%	20	—				Office Depot / Big Lots / Dollar Tree / Planet Fitness / Party City	$10.60
TOTAL SHOPPING CENTERS LOUISIANA (7)			883,066	95.8%	112	7	61,479				$10.04

MARYLAND
Westwood Complex (5)	Bethesda	1958-1960 / 1990 / 2001	214,030	91.8%	36	9	55,000	Giant Foods	11/30/2019	Bowlmor Lanes / CITGO	$19.46
TOTAL SHOPPING CENTERS MARYLAND (1)			214,030	91.8%	36	9	55,000				$19.46

NORTH CAROLINA
Centre Pointe Plaza	Smithfield	1989	159,259	100.0%	23	—				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.47
Riverview Shopping Center	Durham	1973 / 1995	128,498	93.4%	13	3	53,538	Kroger	12/31/2019	Upchurch Drugs / Riverview Galleries	$8.64
Thomasville Commons	Thomasville	1991	148,754	91.5%	11	3	32,000	Ingles	9/30/2017	Kmart	$5.45
TOTAL SHOPPING CENTERS NORTH CAROLINA (3)			436,511	95.2%	47	6	85,538				$6.76

TOTAL CONSOLIDATED SHOPPING CENTER PORTFOLIO (102)			13,140,258	95.0%	1,833	308	2,805,629				$17.34

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

		Year	Total		Number		Supermarket anchor
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration
Property	City, State	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants
NON-RETAIL PROPERTIES (2)
200 Potrero	San Francisco, CA	1928	30,500	55.1%	1	1				Golden Bear Sportswear
Banco Popular Office Building	Miami, FL	1971	32,737	72.0%	12	7
Westport Office	Westport, CT	1984	4,000	92.5%	8	1
Westwood - Manor Care	Bethesda, MD	1976	41,123	100.0%	1	—				Manor Care
Westwood Towers	Bethesda, MD	1968 / 1997	211,020	100.0%	2	—				Housing Opportunities

TOTAL NON-RETAIL PROPERTIES (5) (2)			319,380	92.7%	24	9

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (107)			13,459,638	95.0%	1,857	317	2,805,629

DEVELOPMENTS, REDEVELOPMENTS & LAND (15) (2)
Developments	See Schedule on Page 28.
Redevelopments	See Schedule on Page 28.
Land Held for Development (3)

TOTAL CONSOLIDATED - 122 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Expiration date of the current lease term, excluding any renewal options.
(2) Not included in the NOI same-property pool for the three months and the year ended December 31, 2014.
(3) The total carrying value of land held for development as of December 31, 2014 is $25.9 million.
(4) Not included in the NOI same-property pool for the year ended December 31, 2014.
(5) Westwood Complex is comprised of five separate properties that are being added to the same-property pool based on their respective acquisition dates. Westwood Shopping Center and Westwood Center II are not included in the same-property pool for the three months and year ended December 31, 2014. Bowlmor Lanes, 5471 Citgo, and 5335 Citgo are included in the same-property pool for the three months ended December 31, 2014, but are not included in the same-property pool for the year ended December 31, 2014.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS
For the year ended December 31, 2014 (unaudited)
(in thousands, except for square footage)

2014 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet / Acres		Purchase Price	Mortgage Assumed
July 30, 2014	West Roxbury - land parcel	West Roxbury	MA	1.38	(1)	$5,250	$—
January 31, 2014	Williamsburg at Dunwoody - Outparcel	Dunwoody	GA	0.14	(1)	350	—
January 23, 2014	Talega Village Center	San Clemente	CA	102,282		22,750	11,353
January 16, 2014	Westwood Shopping Center	Bethesda	MD	101,584		65,012	—
January 16, 2014	Westwood Center II	Bethesda	MD	53,293		15,073	—
Total Purchased						$108,435	$11,353

(1) In acres

EQUITY ONE, INC.
REAL ESTATE DISPOSITIONS
For the year ended December 31, 2014 (unaudited)
(in thousands, except for square footage)

2014 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price
Income producing properties sold
December 19, 2014	Market Place	Norcross	GA	73,686	$6,750
December 5, 2014	Tarpon Heights	Galliano	LA	56,605	1,570
October 16, 2014	Country Club Plaza	Slidell	LA	64,686	3,114
October 16, 2014	Crossing	Slidell	LA	113,989	4,790
October 16, 2014	Boulevard	Lafayette	LA	68,012	4,395
October 1, 2014	Summerlin Square	Fort Myers	FL	97,806	6,350
September 30, 2014	Walden Woods	Plant City	FL	72,950	4,640
September 23, 2014	4101 South I-85 Industrial	Charlotte	NC	188,513	4,500
August 1, 2014	Shoppes of North Port	North Port	FL	84,705	7,000
July 11, 2014	New Smyrna Beach	New Smyrna Beach	FL	118,451	16,000
July 11, 2014	Shoppes at Andros Isle	West Palm Beach	FL	79,420	11,000
July 11, 2014	Mariners Crossing	Spring Hill	FL	97,812	8,540
July 11, 2014	Forest Village	Tallahassee	FL	71,526	7,000
July 11, 2014	Smyth Valley Crossing	Marion	VA	126,841	5,800
June 30, 2014	Riverside Square	Coral Springs	FL	103,241	12,380
June 30, 2014	Oaktree Plaza	North Palm Beach	FL	23,745	4,000
June 17, 2014	Sunpoint Shopping Center	Ruskin	FL	132,374	7,250
April 7, 2014	Salerno Village Square	Stuart	FL	77,677	8,646
March 27, 2014	Daniel Village	Augusta	GA	172,438	10,125
February 27, 2014	Brawley Commons (1)	Charlotte	NC	119,189	5,450
January 15, 2014	Stanley Marketplace	Stanley	NC	53,228	3,875
January 10, 2014	Oak Hill Village	Jacksonville	FL	78,492	6,850
Total Sold (2)				2,075,386	$150,025

Note: The above schedules reflect only acquisition and disposition activity related to consolidated properties, and exclude activity related to unconsolidated joint ventures.

(1) The property was encumbered by a $6.5 million mortgage loan which matured on July 1, 2013. In conjunction with the sale of the property, the lender accepted the proceeds from the sale as full repayment of the loan.
(2) In addition to the above dispositions, the company's joint venture with Vestar Development Company and Rockwood Capital sold Vernola Marketplace, located in Mira Loma, CA, in January 2014 for $49.0 million.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2014 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)	Estimated Net Cost (5)		Incurred as of 12/31/14		Balance to Complete (Gross Cost)
Active Developments
Broadway Plaza	Bronx, NY	148,293	148,293	TJ Maxx / Sports Authority / Aldi / Party City / Blink Fitness	1Q16	$73,762	$73,762		$57,023		$16,739
Subtotal		148,293	148,293			73,762	73,762		57,023		16,739
Active Redevelopments
101 7th Avenue	Manhattan, NY	56,870	56,870	Barneys New York	1Q16	12,453	12,453		3,589		8,864
Alafaya Commons	Orlando, FL	66,955	132,058	Academy Sports	2Q15	7,502	7,502		4,336		3,166
Boynton Plaza	Boynton Beach, FL	53,785	107,479	Publix	2Q15	8,818	8,318		7,406		1,412
Kirkman Shoppes	Orlando, FL	57,422	116,047	L.A. Fitness / Walgreens	3Q15	13,094	13,094		10,598		2,496
Lake Mary Centre	Lake Mary, FL	112,766	336,163	Ross / The Fresh Market / Academy Sports	2Q15 (6)	12,513	12,513		10,165		2,348
Willows Shopping Center	Concord, CA	48,621	252,127	Ulta Beauty / Lazy Dog / Old Navy / UFC Gym	3Q15	13,460	13,460		9,448		4,012
Subtotal		396,419	1,000,744			67,840	67,340		45,542		22,298
Total Active Developments and Redevelopments		544,712	1,149,037			141,602	141,102		102,565		39,037
Developments and Redevelopments Pending Twelve Month Stabilization
Boca Village Square	Boca Raton, FL	42,012	92,394	CVS Pharmacy	3Q14	11,161	10,911		10,107		1,054
Serramonte Shopping Center (7)	Daly City, CA	83,777	882,938	Dick's Sporting Goods	2Q14	19,270	17,987		19,473		—
The Gallery at Westbury	Westbury, NY	311,705	311,705	Container Store / Nordstrom Rack / Trader Joe's / Saks Off Fifth / Banana Republic Outlet / Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta Beauty / Home Goods	4Q13	149,600	128,600	(8)	145,489		4,111
Subtotal		437,494	1,287,037			180,031	157,498		175,069		5,165
Total Development and Redevelopment Activity		982,206	2,436,074			$321,633	$298,600		$277,634	(9)	$44,202

(1) Project GLA is subject to change based upon build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and, for redevelopments, includes portions of the center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be substantially complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in the company's same-property pool, which is normally one year from rent commencement.
(4) For developments, includes actual cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) Stabilization date is based on the expected commencement of rent for Academy Sports as part of the second phase of the redevelopment. The first phase comprised of adding Ross and The Fresh Market, which represents 50,000 square feet of the 113,000 square feet under redevelopment, was stabilized in 2Q14.
(7) This property is included in the same-property pool as of December 31, 2014; however, the income from Dick's Sporting Goods will be excluded from the company's calculation of same-property NOI until full year stabilization in 3Q15.
(8) Estimated net cost includes estimate of tax refunds for eligible costs incurred as part of the company's participation in New York State's Brownfield Cleanup Program.
(9) Includes an aggregate of $15.6 million in costs incurred but not yet funded as of December 31, 2014.

EQUITY ONE, INC.
DEBT SUMMARY
As of December 31, 2014, 2013 and 2012 (unaudited)
(in thousands)

	December 31, 2014	December 31, 2013	December 31, 2012
Fixed rate debt	$1,042,914	$1,161,291	$1,173,110
Variable rate debt - swapped to fixed rate	250,000	250,000	250,000
Variable rate debt - unhedged	37,000	91,000	172,000
Total debt	$1,329,914	$1,502,291	$1,595,110

% Fixed rate debt	78.4%	77.3%	73.5%
% Variable rate debt - swapped to fixed rate	18.8%	16.6%	15.7%
% Variable rate debt - unhedged	2.8%	6.1%	10.8%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$311,778	$430,155	$441,974
Unsecured debt	1,018,136	1,072,136	1,153,136
Total debt	$1,329,914	$1,502,291	$1,595,110

% Secured mortgage debt	23.4%	28.6%	27.7%
% Unsecured debt	76.6%	71.4%	72.3%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$4,778,523	$4,428,129	$4,305,536

% Secured mortgage debt	6.5%	9.7%	10.3%
% Unsecured debt	21.3%	24.2%	26.8%
Total debt : Total market capitalization	27.8%	33.9%	37.1%

Weighted average interest rate on secured mortgage debt (1)	6.03%	5.99%	6.09%
Weighted average interest rate on unsecured senior notes (1)	5.02%	5.02%	5.02%
Interest rate on term loan	2.62%	3.17%	3.37%
Weighted average interest rate on total debt (1) (2)	4.80%	4.99%	5.06%
Weighted average interest rate on revolving credit facilities (1)	1.22%	1.30%	1.77%

Weighted average maturity on secured mortgage debt	4.4 years	4.3 years	5.2 years
Weighted average maturity on unsecured senior notes	4.3 years	5.3 years	6.3 years
Maturity on term loan	4.1 years	5.1 years	6.1 years
Weighted average maturity on total debt (2)	4.3 years	5.0 years	5.9 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to properties held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity on total debt and weighted average interest rate on total debt excludes amounts drawn under the revolving credit facility, which expires on December 31, 2018.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of December 31, 2014 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan

2015	$7,021	$19,458	$—	$107,505	$—	$1,366	$135,350	5.4%		10.2%
2016	6,901	68,499	—	105,230	—	854	181,484	6.0%		13.6%
2017	6,884	64,000	—	218,401	—	640	289,925	6.0%		21.8%
2018	7,110	54,754	37,000	—	—	269	99,133	6.3%	(1)	7.4%
2019	5,914	18,330	—	—	250,000	121	274,365	2.9%		20.6%
2020	5,875	—	—	—	—	(19)	5,856	—		0.4%
2021	5,835	12,561	—	—	—	(62)	18,334	5.9%		1.4%
2022	5,611	—	—	300,000	—	(78)	305,533	3.8%		22.9%
2023	5,860	1,221	—	—	—	47	7,128	7.5%		0.5%
Thereafter	13,151	2,793	—	—	—	(11)	15,933	8.1%		1.2%
Total	$70,162	$241,616	$37,000	$731,136	$250,000	$3,127	$1,333,041	4.7%	(1)	100.0%

(1) Excludes the revolving credit facility. Including the amounts drawn under the revolving credit facility, the weighted average interest rate would be 4.2% for 2018 and 4.6% in total.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2014 and 2013 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		December 31, 2014	December 31, 2013	Percent of Overall Debt Maturing
Mortgage Debt
Brawley Commons (1)	07/01/2013	6.250%		$—	$6,485	—
South Point	07/10/2014	5.720%		—	6,666	—
Southbury Green	01/05/2015	5.200%		—	21,000	—
Marketplace Shopping Center	02/19/2015	6.250%		—	15,934	—
Darinor Plaza	04/01/2015	5.370%		—	18,322	—
Willows Shopping Center	10/11/2016	5.900%		—	54,544	—
Pleasanton Plaza	06/01/2015	5.316%		19,634	19,968	1.5%
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.9%
1225-1239 Second Avenue	06/01/2016	6.325%		16,245	16,457	1.2%
Glengary Shoppes	06/11/2016	5.750%		15,521	15,808	1.2%
Magnolia Shoppes	07/11/2016	6.160%		13,292	13,558	1.0%
Culver Center	05/06/2017	5.580%		64,000	64,000	4.8%
Sheridan Plaza	10/10/2018	6.250%		59,449	60,500	4.5%
1175 Third Avenue	05/01/2019	7.000%		6,512	6,765	0.5%
The Village Center	06/01/2019	6.250%		15,234	15,618	1.1%
BridgeMill	05/05/2021	7.940%		6,846	7,200	0.5%
Talega Village Center (3)	10/01/2021	5.010%		11,080	—	0.8%
Westport Plaza	08/01/2023	7.490%		3,537	3,720	0.3%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024	6.500%		22,599	24,326	1.7%
Webster Plaza	08/15/2024	8.070%		6,568	6,819	0.5%
Vons Circle Center	10/10/2028	5.200%		9,867	10,342	0.7%
Copps Hill Plaza	01/01/2029	6.060%		16,694	17,423	1.2%

Total mortgage debt (16 loans outstanding)	4.35 years	6.03%	(2)	$311,778	$430,155	23.4%
Unamortized/unaccreted premium/(discount)				4,500	7,816	0.3%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$316,278	$437,971	23.7%

See footnotes on page 32.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2014 and 2013 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		December 31, 2014	December 31, 2013	Percent of Overall Debt Maturing

Unsecured senior notes payable
5.375% senior notes	10/15/2015	5.375%		$107,505	$107,505	8.0%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	7.9%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	7.6%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	8.8%
3.75% senior notes	11/15/2022	3.750%		300,000	300,000	22.5%
Total unsecured senior notes payable	4.31 years	5.02%	(2)	$731,136	$731,136	54.8%
Unamortized/unaccreted premium/(discount)				(1,373)	(1,698)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,763	$729,438	54.7%

Term Loan
$250MM - Term Loan (4)	02/13/2019	2.618%	(5)	$250,000	$250,000	18.8%
Total term loans	4.12 years	2.62%	(2)	$250,000	$250,000	18.8%

Revolving credit facilities
$600MM Line of Credit Unsecured	12/31/2018	1.220%		$37,000	$91,000	2.8%
$5MM Line of Credit Unsecured	05/07/2015	—		—	—	—
Total revolving credit facilities	4.00 years	1.22%		$37,000	$91,000	2.8%

Total debt	4.28 years (6)	4.80%	(2) (6)	$1,329,914	$1,502,291	99.8%
Unamortized/unaccreted premium/(discount)				3,127	6,118	0.2%
Total debt (including unamortized/unaccreted premium/(discount))				$1,333,041	$1,508,409	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2 (Stable)	Baa2 (Stable)
S&P				BBB-(Positive)	BBB-(Positive)

(1) Mortgage debt matured on July 1, 2013. The company sold the property to a third party for $5.5 million in February 2014 and the lender accepted this amount as full repayment of the loan.
(2) Calculated based on weighted average interest rates of outstanding balances at December 31, 2014.
(3) The stated loan maturity date is October 1, 2036; however, both the lender and the borrower have the right to exercise a call or early prepayment, respectively, on each of October 1, 2021, October 1, 2026 and October 1, 2031. It is deemed likely this right will be exercised and the shown maturity date is therefore October 1, 2021.
(4) The outstanding balance has been swapped to a fixed interest rate. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swaps. As of December 31, 2014, the fair value of the company's interest rate swaps consisted of an asset of $681,000, which is included in other assets, and a liability of $952,000, which is included in accounts payable and accrued expenses in the company's condensed consolidated balance sheet.
(5) The effective fixed interest rate on December 31, 2014.
(6) Weighted average maturity in years and weighted average interest rate as of December 31, 2014 excludes the revolving credit facility which expires on December 31, 2018.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
December 31, 2014 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of December 31, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$53,673	$—	$52,667
GRI	10.0%	Retail	$246,411	$83,729	$156,480
New York Common Retirement Fund	30.0%	Retail	$311,483	$136,812	$150,206
Rider Limited Partnership	50.0%	Office	$39,927	$—	$38,512

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended December 31, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (1)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$1,708	$1,078	$370	$257	$(24)
GRI	10.0%	Retail	$5,801	$1,744	$1,346	$444	$2,182
New York Common Retirement Fund	30.0%	Retail	$6,313	$1,878	$2,261	$1,490	$662
Rider Limited Partnership	50.0%	Office	$1,388	$352	$317	$—	$718

			For the year ended December 31, 2014
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (1)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$6,182	$3,280	$1,551	$1,954	$(674)
GRI	10.0%	Retail	$23,754	$6,866	$5,378	$1,784	$9,385
New York Common Retirement Fund	30.0%	Retail	$28,996	$8,523	$9,098	$5,816	$5,204
Rider Limited Partnership	50.0%	Office	$5,472	$1,383	$1,308	$—	$2,773
Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Interest expense includes amortization of deferred financing fees.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of December 31, 2014 (unaudited)

								Number of tenants		Supermarket anchor				Average in-place base rent per leased SF
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	97.8%	35	3	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$16.30
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	100.0%	22	—	78,000	Winn-Dixie	09/30/2019	Home Depot / Big Lots / Dollar Tree / You Fit Health Club	$11.56
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	393,251	99.5%	35	1	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart / Party City	$12.60
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,613	94.7%	16	3	51,420	Publix	05/31/2019		$12.73
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	92.0%	12	2	44,840	Publix	06/30/2025		$13.58
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	78.7%	10	4					$23.32
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	68.4%	13	4					$19.28
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	100.0%	10	—				PetSmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$12.39
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl's	$8.45
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	98.4%	11	1	67,943	Kroger	08/31/2017		$13.09
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	116,635	45.9%	19	13					$16.77
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	91.5%	17	5	70,358	Penn Dutch Food Center	12/31/2018	You Fit Health Club / Florida Career College	$10.02
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	227,559	89.1%	33	4	43,386	Winn-Dixie	11/05/2024	Beall's / Fitness 1440 / Big Lots / CVS / Disability Law Claims / Nature's Sleep	$12.30
Rider Limited Partnership	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	98.6%	50	2				Central Parking System	$32.03
Country Walk Plaza	NYCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	89.5%	25	4	39,795	Publix	10/23/2015	CVS Pharmacy	$18.68
Veranda Shoppes	NYCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.56
Northborough Crossing	NYCRF	30.0%	Retail	Northborough, MA	2011	645,785	100.0%	28	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / BJ's / Golf Town USA / PetSmart / Michaels / Toys "R" Us / Dick's Sporting Goods / Eastern Mountain Sports	$14.28
Riverfront Plaza	NYCRF	30.0%	Retail	Hackensack, NJ	1997	128,968	97.3%	23	1	70,400	ShopRite	10/31/2027		$25.05
The Grove	NYCRF	30.0%	Retail	Windermere, FL	2004	151,752	96.5%	28	3	51,673	Publix	01/31/2029	LA Fitness	$19.41
Old Connecticut Path	NYCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	5	—	65,940	Stop & Shop	06/30/2019		$21.30

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,203,089	95.2%	402	50	838,150				$15.37

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of December 31, 2014 and 2013 (unaudited)
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance as of December 31, 2014	Balance as of December 31, 2013

Mortgage Debt
Vestar	Vestar/EQY Talega LLC (2)	50.5%	10/01/2021	5.01%	$—	$11,353
Vestar	Vestar/EQY Vernola LLC (3)	50.5%	08/06/2041	5.11%	—	22,966
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.57%	—	35,042
GRI	Floating rate loans (4)	10.0%	06/28/2018	1-month LIBOR + 1.41%	80,000	80,000
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	3,782	4,332
New York Common Retirement Fund	Equity One Country Walk LLC	30.0%	11/01/2015	5.22%	12,652	12,876
New York Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	9,237	9,652
New York Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	67,811	69,127
New York Common Retirement Fund	Equity One JV Sub Riverfront Plaza LLC	30.0%	10/10/2023	4.54%	24,000	24,000
New York Common Retirement Fund	Equity One JV Sub Grove LLC (5)	30.0%	12/23/2023	4.18%	22,500	16,000

	Net interest premium (6)				559	643

	Total debt				$220,541	$285,991

	Equity One’s pro-rata share of unconsolidated joint venture debt				$49,416	$72,492

(1)	The rate in effect on December 31, 2014.

(2)	The joint venture partners' interests in the property were acquired by Equity One in January 2014, and it is now wholly-owned.

(3)	The property was sold by the joint venture in January 2014.

(4)
Consists of three separate loans, totaling $80.0 million, that are secured by Airpark Plaza Shopping Center, Concord Shopping Plaza and Presidential Markets, bearing interest at a weighted average rate of 1-month LIBOR + 1.41%.

(5)
The loan balance bears interest at a floating rate of LIBOR + 1.35%, which has been swapped to a weighted average fixed rate of 4.18%. The fair value of the swap at December 31, 2014 was a liability of approximately $1.4 million.

(6)	Net interest premium is the total for all joint ventures.